SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): February 11, 2003


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-10324                                      13-3293645
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


 820 Moraga Drive, Los Angeles, CA                           90049
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code


                               (310) 889-2500
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 5.  Other Events and Regulation FD Disclosure.

     On February 11, 2003, The InterGroup Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

        (c)   Exhibits

              99.1 Text of Press Release, dated February 11, 2003 of the
                   Registrant.


                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: February 11, 2003                  By /s/ John V. Winfield
                                             -----------------------------
                                             John V. Winfield
                                             President





                                     -2-